Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                             }    CASE NUMBER
                                   }    02-10835
                                   }
The NewPower Company, et. al.      }    JUDGE      W. Homer Drake, Jr.
                                   }
DEBTORS                            }    CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 1/31/05 To 2/28/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                    Paul Ferdinands
                                    ------------------------
                                    Attorney for Debtor

Debtor's Address                    Attorney's Address
and Phone Number                    and Phone Number

P.O. Box 17296                      191 Peachtree St.
Stamford, Ct 06907                  Atlanta, GA 30303
Tel: (203) 329-8412                 Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                              Post Petition
                                                          Totals
For Period from January 31, 2006 - February 28, 2006

Opening Cash Balance -1/31/06                             $ 51,297

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                             27
------------------------------------------------------------------
Total Inflows                                                   27
-----------------------------------------------------------------------------------------------------
                                                                        Distribution of Outflows
Outflows:                                                             NewPower         The NewPower
Post Petition:                                                     Holdings, Inc.        Company
--------------                                                     --------------        -------

Professionals - Bankruptcy                                      39                 39
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent                                                             1                  1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                             1                  1
Payroll (inlcuding tax payments & fees)                         11                 11
T&E Reimbursements
State Tax Payments
Distribution to Equity
-----------------------------------------------------------------------------------------------------
Total Outflows                                                  51                 51
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
Net Cash Flows                                                 (24)
-------------------------------------------------------------------

Closing Cash Balance                                      $ 51,273
==========================================================---------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                               34,639


                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from January 31, 2006 - February 28, 2006
Amounts in $000's

Accounts Receivable at Petition Date:        $ 75,200


Beginning of Month Balance*  - Gross         $ 13,476 (per 1/31/05 G/L)
PLUS:  Current Month New Billings                   -
LESS:  Collections During the Month                 -
                                             ---------
End of Month Balance - Gross                 $ 13,476 (per 2/28/06 G/L)
Allowance for Doubtful Accounts               (13,476)
                                             ---------
End of Month Balance - Net of Allowance      $      -
                                             =========

                                          Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.


                                                AR Aging for Post Petition Receivables

                                                   Current      > 30 days    > 60 days     Total
                                                ---------------------------------------------------

                                                  $      -      $       -    $     111    $    111



                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from January 31, 2006 - February 28, 2006
Amounts in $000's


See attached System Generated A/P reports as of 2/28/2006 (Attachments 2A and
2B).


Beginning of Period Balance           $    162 (per 1/31/05 G/L)
PLUS:  New Indebtedness Incurred            51
LESS:  Amounts Paid on A/P                 (51)
                                      ---------

End of Month Balance                  $    162 (per 2/28/06 G/L)
                                      =========


                                               The New Power Company                                   Exhibit 2A
                                               Vendor Balance Detail
                                              As of February 28, 2006


                                                             Type            Date            Amount       Balance
                                                       ----------------- ------------      -----------  ----------
      Archivesone                                                                                            0.00
                                                        Bill              02/22/2006           419.10      419.10
                                                        Bill Pmt -Check   02/22/2006          -419.10        0.00
                                                                                           -----------  ----------
      Total Archivesone                                                                          0.00        0.00

      Commissioner of Revenue Services, Ct                                                                   0.00
                                                        Bill              02/27/2006         1,000.00    1,000.00
                                                        Bill              02/27/2006           250.00    1,250.00
                                                        Bill Pmt -Check   02/27/2006        -1,000.00      250.00
                                                        Bill Pmt -Check   02/27/2006          -250.00        0.00
                                                                                           -----------  ----------
      Total Commissioner of Revenue Services, Ct                                                 0.00        0.00

      Kaster Moving Co. Inc.                                                                                 0.00
                                                        Bill              02/22/2006           450.30      450.30
                                                        Bill              02/22/2006            82.50      532.80
                                                        Bill Pmt -Check   02/22/2006          -532.80        0.00
                                                                                           -----------  ----------
      Total Kaster Moving Co. Inc.                                                               0.00        0.00

      King and Spalding                                                                                      0.00
                                                        Bill              02/22/2006           260.00      260.00
                                                        Bill Pmt -Check   02/22/2006          -260.00        0.00
                                                                                           -----------  ----------
      Total King and Spalding                                                                    0.00        0.00

      Mellon Investors Services, LLC                                                                         0.00
                                                        Bill              02/22/2006         1,367.52    1,367.52
                                                        Bill Pmt -Check   02/22/2006        -1,367.52        0.00
                                                                                           -----------  ----------
      Total Mellon Investors Services, LLC                                                       0.00        0.00

      Ms. Patricia Foster                                                                                    0.00
                                                        Bill              02/22/2006           520.75      520.75
                                                        Bill Pmt -Check   02/22/2006          -520.75        0.00
                                                                                           -----------  ----------
      Total Ms. Patricia Foster                                                                  0.00        0.00

      Poorman-Douglas Corporation                                                                            0.00
                                                        Bill              02/22/2006           777.05      777.05
                                                        Bill Pmt -Check   02/22/2006          -777.05        0.00
                                                                                           -----------  ----------
      Total Poorman-Douglas Corporation                                                          0.00        0.00

      Sidley Austin Brown & Wood                                                                             0.00
                                                        Bill              02/22/2006         4,712.90    4,712.90
                                                        Bill Pmt -Check   02/22/2006        -4,712.90        0.00
                                                                                           -----------  ----------
      Total Sidley Austin Brown & Wood                                                           0.00        0.00

      SNET                                                                                                   0.00
                                                        Bill              02/22/2006            33.20       33.20
                                                        Bill Pmt -Check   02/22/2006           -33.20        0.00
                                                                                           -----------  ----------
      Total SNET                                                                                 0.00        0.00
                                                                                           -----------  ----------

TOTAL                                                                                            0.00        0.00
                                                                                           ===========  ==========


                             The New Power Company                  Exhibit 2B
                              Unpaid Bills Detail
                            As of February 28, 2006


                                      Open Balance
                                    --------------

   Franchise Tax Liability              158,379.17
   Payroll Tax Liablility                 2,025.20
                                    --------------
                                        160,404.37
                                    --------------
TOTAL                                   160,404.37
                                    ==============

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from January 31, 2006 - February 28, 2006
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date          $ 15,587


Inventory at Beginning of Period            $      - (per 1/31/05 G/L)
PLUS:  Inventrory Purchased                        -
LESS:  Inventory Used or Sold                      -
                                           ----------

End of Month Balance                        $      - (per 2/28/06 G/L)
                                           ==========

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                 $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period         $      -
Less:  Depreciation Expense                        -
Less:  Dispositions                                -
Add:  Purchases                                    -
                                           ----------

Fixed Assets at End of Period               $      -
                                           ==========

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :       NewPower Holdings Inc.
Case # :               02-10835
Reporting Period:      2/01/2006-2/28/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company Concentration Account
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance      $        445,670.74
Total Deposits         $          1,273.08
Total Payments         $         47,836.45
Closing Balance        $        399,107.37
Service Charges        $            241.07

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :                    NewPower Holdings Inc.
Case # :                            02-10835
Reporting Period:                   2/01/2006-2/28/2006

Name of Bank:                       JP Morgan Chase
Branch:                             New York ABA # 021000021
Account Name:                       The New Power Company
Account Number:
Purpose of Account:                 Money Market

Beginning Balance                   $   16,238,891.26
Total Deposits                      $        8,096.03
Total Payments                      $        3,469.74 Payroll Taxes
Closing Balance                     $   16,243,517.55
Service Charges                     $             -

First Check issued this Period                        N/A
Last Check issued this Period                         N/A
Total # of checks issued this Period                  N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :         NewPower Holdings Inc.
Case # :                 02-10835
Reporting Period:        2/01/2006-2/28/2006

Name of Bank:            JP Morgan Chase
Branch:                  New York ABA # 021000021
Account Name:            The New Power Company Reserve Account
Account Number:
Purpose of Account:      Reserve for Shareholder Distributions

Beginning Balance        $  34,621,779.32
Total Deposits           $      17,263.46
Total Payments
Closing Balance          $  34,639,042.78
Service Charges          $            -

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

October 2005 Interest    $      19,071.31
November 2005 Interest   $      18,466.30
December 2005 Interest   $      19,092.03
January 2006 Interest    $      19,102.57
February 2006 Interest   $      17,263.46

Interest Calculations:

                               Shares       Distribution    2004 Int.    2005 Int.    Jan. 2006     Feb. 2006       Balance
Lana Pai                        1,032,000      608,880.00      729.73      3,944.28       338.72        306.11      614,198.83
Enron Energy Services           8,650,400    5,103,736.00    6,116.75     33,061.61     2,839.17      2,565.83    5,148,319.35
Cortez Energy Services          5,000,000    2,950,000.00    3,535.53     19,109.87     1,641.06      1,483.07    2,975,769.53
McGarrett I,  LLC               6,766,400    3,653,856.00    4,379.09     23,669.40     2,032.61      1,836.92    3,685,774.02
McGarrett II,  LLC              8,458,200    4,567,428.00    5,473.99     29,587.45     2,540.83      2,296.21    4,607,326.47
McGarrett III, LLC              2,791,800    1,507,572.00    1,806.80      9,765.94       838.65        757.91    1,520,741.30

Surfboards & Co.- warrants      5,404,800    2,918,592.00    3,497.89     18,906.41     1,623.59      1,467.28    2,944,087.17
EES Warrant Trust - warrants   24,117,800   13,023,612.00   15,608.59     84,365.96     7,244.94      6,547.43   13,137,378.91
Ari Benacerraf- options            10,000        5,400.00        6.47         34.98         3.00          2.73        5,447.19
                                           ------------------------------------------------------------------------------------
                                            34,339,076.00   41,154.84    222,445.89    19,102.57     17,263.48   34,639,042.78


                                                                  Attachment 4
                                                                  Page 4 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                    $0.00
Total Deposits                  $47,595.38
Total Payments                  $47,595.38
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                        200855
Last Check issued this Period                         200866
Total # of checks issued this Period                      12

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                            NA
Last Check issued this Period                             NA
Total # of checks issued this Period                      NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges                      $0.00

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                 $0.00 CAN$
Total Deposits
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges           $         -

First Check issued this Period                            NA
Last Check issued this Period                             NA
Total # of checks issued this Period                       0


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         2/01/2006-2/28/2006

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges           N/A

First Check issued this Period                           N/A
Last Check issued this Period                            N/A
Total # of checks issued this Period                     N/A


                       ACCOUNT CLOSED

                             The New Power Company                   Exhibit 5
                                 Check Detail
                                 February 2006


       Type                 Num              Date                          Name                              Amount
---------------      ----------------    ------------  -----------------------------------------------  ----------------

Liability Check       200112               02/27/2006    United States Treasury                                3,469.76
Liability Check       200113               02/08/2006    United States Treasury                                3,469.74
Paycheck              200855               02/22/2006    M. Patricia Foster                                    3,619.81
Bill Pmt -Check       200856               02/22/2006    King and Spalding                                       260.00
Bill Pmt -Check       200857               02/22/2006    Archivesone                                             419.10
Bill Pmt -Check       200858               02/22/2006    Poorman-Douglas Corporation                             777.05
Bill Pmt -Check       200859               02/22/2006    Kaster Moving Co. Inc.                                  532.80
Bill Pmt -Check       200860               02/22/2006    SNET                                                     33.20
Bill Pmt -Check       200861               02/22/2006    Sidley Austin Brown & Wood                            4,712.90
Bill Pmt -Check       200862               02/22/2006    Mellon Investors Services, LLC                        1,367.52
Bill Pmt -Check       200863               02/22/2006    Ms. Patricia Foster                                     520.75
Paycheck              200864               02/28/2006    M. Patricia Foster                                    3,619.81
Bill Pmt -Check       200865               02/27/2006    Commissioner of Revenue Services, Ct                  1,000.00
Bill Pmt -Check       200866               02/27/2006    Commissioner of Revenue Services, Ct                    250.00


                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from January 31, 2006 - February 28, 2006
Amounts in $000's

Taxes Paid During the Month
---------------------------

Federal Employment Taxes                            3.5
State Employment Taxes



Taxes Owed and Due
------------------

Payroll Tax Liability                               4.0

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from January 31, 2006 - February 28, 2006
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                       Full Time  Part Time
# of Employees at beginning of period                                     1
# hired during the period                                     -           -
# terminated/resigned during period                           -           -
                                                       ---------------------
# employees on payroll - end of period                        0           1
                                                       =====================

# of employees on temporary consulting assignments                        0

Confirmation of Insurance
-------------------------

See supplemental attachment.

                                                                 Attachment 7B
                                                                (Supplemental)
                  Payments made to insiders 2/01/06 -2/28/06

Payments are in gross amts


                             Title                  Amount        Date     Type

FOSTER, MARY                 President & CEO        $ 5,208.33   2/15/2006 Salary for pay period 2/01 - 2/15
                                                    $ 5,208.33   2/28/2006 Salary for pay period 2/16 -2/28



                                                   -----------

                                                   $ 10,416.67
                                                   ===========


                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from January 31, 2006 - February 28, 2006

None